UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23712

Sweater Cashmere Fund

(Exact name of registrant as specified in charter)

2000 Central Ave

Boulder, CO 80301

(Address of principal executive offices) (Zip code)

Jesse Randall

2000 Central Ave

Boulder, CO 80301

(Name and address of agent for service)

Copies to:

Jonathan D. Van Duren

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, Illinois 60601

Registrant's telephone number, including area code: (888) 577-7987

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

sweater

Sweater Cashmere Fund

Annual Report
March 31, 2024

i

SHAREHOLDER LETTER

Introduction

The Sweater Cashmere Fund (“Cashmere Fund” or Fund”) continued to increase in assets and deploy capital into new investments during its fiscal year ended March 31, 2024. For the year ended March 31, 2024, the Sweater Cashmere Fund delivered a total return of 7.23%, and a 5.28% total annualized return since the Fund’s April 13, 2022 inception.

During the Fund’s fiscal year ended March 31, 2024, there were a few key factors that materially influenced performance. One significant contributor was the financing round activity within the portfolio, which led to SAFE conversions and subsequent mark-ups in these investments. Additionally, improvements in the underlying fundamentals of select portfolio investments further increased fair value adjustments, contributing to the Fund’s overall performance.

While the Cashmere Fund demonstrated positive performance in its second fiscal year, the venture capital asset class continued to experience the slowdown that started in 2022. The fiscal year ended March 31, 2024 saw a 31% decline in venture capital equity funding from the previous fiscal year as measured by CB Insights State of Venture 2023 Report. This has resulted in lower deal count and valuations, more investor friendly terms, and an increased number of insider and bridge rounds. In an effort to keep Fund investors informed, we’ve summarized some of our thoughts on the state of venture below.

Venture Capital Deal Count and Valuations

The venture market has experienced a slow start of the year, with Q1 2024 deal value dipping to levels not observed since 2018. This downturn continues to represent a significant cooling off from the activity of 2021 and early 2022, but has remained in line with the activity from late 2022 and early 2023. We believe this signals a more cautious approach from investors. Factors such as economic uncertainty, market volatility, and a shift in investor sentiment may be contributors to this trend.

Source: Pitchbook Data Inc.| Pitchbook Q1 2024 Venture Monitor

Over the past 12 months, we believe there has been a notable shift in the balance of power between startups seeking funding and investors with capital to deploy. According to Pitchbook Q1 2024 Venture Monitor, with a decline in the amount of capital being actively invested and a surge in the number of startups in need of investment versus the prior year, investor-friendly terms are becoming more prevalent in financing agreements. Investors are leveraging this dynamic to incorporate terms that offer greater downside protection. For instance, cumulative dividends are more commonly stipulated, which are intended to provide investors with a return on their investment before any profits are distributed to other shareholders. Additionally, liquidity multiples are being introduced into term sheets, setting a predetermined amount that investors aim to receive upon a liquidity event such as a sale or public offering of the company. These terms may mitigate the risk to investors by providing a clearer path to a return on their investment.

Increased Insider and Bridge Rounds

As explained in the Pitchbook Q1 2024 Venture Monitor, startup founders have adapted their fundraising strategies in response to the persistently slow market conditions, notably by securing additional funding through insider or bridge rounds predominantly led by existing investors. This trend towards insider-led financing has become more common than observed in previous years, underscoring a shift in investment dynamics within the startup ecosystem. We believe this pattern reflects a cautious investment climate where venture investors are doubling down on their current commitments rather than expanding into new ventures.

Given the increase in bridge financing, it’s noteworthy that valuations at the initial seed and subsequent bridge stages have seen an uptick from the last quarter of 2023 to the first quarter of 2024, suggesting a nuanced and complex investment picture that we believe balances caution with continued growth potential in select startup segments.

Source: eShares Inc., d/b/a Carta Inc. | Carta: First Cut State of Private Markets Q1 2024

Dry Powder and Capital Calls

While deal count and volume are currently down, we believe the venture capital sector remains in a potentially lucrative position due to several years of vigorous fundraising efforts. These efforts have culminated in an excess of $300 billion in unallocated capital across all VC funds, commonly referred to as “dry powder”, according to the Pitchbook Q1 2024 Venture Monitor. This substantial reserve has been underutilized in recent quarters, leading to lower levels of investment. However, there is a signal of potential change on the horizon. The first quarter of 2024 witnessed an increase in the amount of capital called by VC funds. We believe this trend suggests the possibility of heightened investment activity in the upcoming quarters.

Capital Call Volume ($B)
$1.4
$1.3
$1.2
$1.1
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2022
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2023
Jan
2024

Source: eShares Inc., d/b/a Carta Inc. | Venture firms are calling more capital chart

As for the Cashmere Fund, we remain focused on investments in early stage startups, predominantly in Seed and Series A stages. Further, we will continue to carefully assess the balance of a startup’s burn, runway and growth during the diligence process as we aim to identify startups who have high potential for scale as well as the durability to weather unstable economic conditions.

Cashmere Fund Strategy

The Cashmere Fund continues to focus on long-term investing strategies, as it seeks to take advantage of the current market opportunity to invest in quality companies, in markets that are ripe for disruption, at attractive valuations. Since inception, the Cashmere Fund has invested in 31 early-stage portfolio companies and 4 portfolio funds across a diverse set of industries, which we believe positions the Fund to benefit from the potential future upside.

In light of the current economic climate, our team is diligently observing the fluctuations within the venture capital markets. Our priority is to maintain a vigilant stance, ensuring that we are well-informed of any shifts that may impact the investment landscape. It is our belief that by continuing to provide support to the venture ecosystem, we play a crucial role in fostering innovation and growth. Given the investor friendly environment previously discussed, we believe the timing of the Fund’s early years provides an appealing opportunity, as macro market corrections have created more attractive risk-adjusted deal pricing.

We are confident in our strategy to navigate through these conditions, applying prudence and expertise to safeguard the interests of our stakeholders and contribute positively to the entrepreneurial community. We would like to thank our investors for their commitment to the Cashmere Fund. We are optimistic about the Fund’s prospects and we remain committed to producing long-term returns for our investors.

The views expressed in this report are exclusively those of the Fund’s investment adviser, Sweater Industries, LLC, as of March 31, 2024. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. There is no assurance that the Fund’s investment objectives will be achieved.

“New Portfolio Additions”

Below is a summary of the equity investments in portfolio companies and portfolio funds in which the Fund invested during its fiscal year ended March 31, 2024. This includes nine new portfolio companies and one new portfolio fund. Information about each company has been provided by the company or another third-party source that the Fund believes to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. The Fund holdings discussed in this report may not have been held by the Fund for the entire period, and both current and future Fund investments are subject to risk. The Fund’s portfolio composition is subject to review in accordance with the Fund’s investment strategy and should be expected to change over time. Please see the Schedule of Investments in this annual report for a complete list of the Fund’s investments and their values as of March 31, 2024.

Line Financial (dba Beem)

•        Beem is an inclusive AI fintech platform that provides hourly workers with access to emergency lines of funds — as low as $10 — without charging interest or demanding proof of credit history and incomes.

Cloud Apartments

•        Cloud Apartments has created a scalable, cutting edge approach for multifamily construction. Cloud’s platform enables real estate developers to build higher quality apartments faster, cheaper, with less variability through their network of certified modular construction manufacturers and contractors.

Grapefruit Health

•        Grapefruit Health is a healthtech marketplace addressing the massive staffing shortage in healthcare by creating the first and only workforce composed completely of clinical students. Grapefruit’s platform recruits, trains, and manages clinical students to perform work on behalf of healthcare organizations remotely.

Hikerkind

•        Hikerkind has created a line of hiking clothing, made of high quality and reliable materials that actually fits a women’s figure. Hikerkind’s apparel is available in more modern, neutral colors, leaving outdated, feminine colors a thing of the past.

Hone Health

•        Hone Health is a telehealth clinic focused on the science of living longer and better. The platform offers personalized care with data driven insights, licensed physician consultations, and medications, all from home.

Lukla (dba OROS Labs)

•        OROS Labs is a materials science, textile, and consumer brand developing the warmest insulation on the planet using proprietary IP around Aerogel, a NASA-used technology that offers the lowest thermal conductive of any solid in existence and known as among the best insulations while also being among the lightest.

SweatPals

•        SweatPals is a platform connecting fitness enthusiasts and communities, streamlining events, payments, and content for a healthier, social lifestyle.

Impressionism Capital (dba Symphonic Capital)

•        Symphonic Capital is a Pre-Seed and Seed stage fund that backs companies at their earliest stages and guides them to product-market fit. Symphonic invests in founders building technology that makes life better for the 99% - a thesis fund manager Sydney Thomas has been cultivating throughout her career.

The Dyrt

•        The Dyrt is a consumer subscription platform that lets campers search, review and book campgrounds. The Dyrt PRO gives users discounts at nearly 1000 campgrounds, as well as provides enhanced camping search features such as public land map layers, offline access, and road trip planning tools.

Trellis

•        Trellis is a technology platform that simplifies and improves the insurance purchasing journey for customers by leveraging data analytics to offer policies that are tailored to each individual’s unique circumstances.

SWEATER CASHMERE FUND
Fund Performance
March 31, 2024 (Unaudited)

Average Annual Total Return Information as of March 31, 2024 (Unaudited)

Sweater Cashmere Fund (Inception Date: 04/13/2022)	One Year	Annualized Since Inception
Return	7.23%	5.28%

Fund Benchmark
S&P SmallCap 600® Index*	15.93%	3.87%

____________

*        The S&P SmallCap 600® Index is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index. Index returns, unlike Fund returns, do not reflect any fees or expenses. Index returns assume reinvestment of all distributions. Investments held by the Fund do not match those in the Index and the performance of the Fund will differ.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown assume reinvestment of all distributions, and do not reflect the deduction of taxes that shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived and reimbursed by the Fund’s Adviser. Past performance is no guarantee of future results. Please read the Fund’s Prospectus carefully before investing.

SWEATER CASHMERE FUND
Portfolio Composition (Unaudited)

Fund Vertical Diversification

The following table provides a breakdown of the Fund, by the industry verticals that the underlying securities represent, as a percentage of net assets as of March 31, 2024.

Vertical	Percent of Total Net Assets
Consumer Goods and Retail	19.4%
Consumer Technology	13.7%
Education Technology	2.3%
Financial Technology	9.1%
Health Technology	8.2%
Healthcare	7.3%
Human Resource Technology	12.2%
Logistics Technology	1.8%
Private Investment Companies	3.7%
Property Technology	8.3%
Short-Term Investments	13.6%
Other assets in excess of liabilities	0.4%
Total	100.0%

Fund Security Type Diversification

The following chart provides a visual breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets as of March 31, 2024.

Security Type	Percent of Total Net Assets
Convertible Debt in Portfolio Companies	5.3%
Equity Investments in Portfolio Companies	43.4%
Portfolio Funds	3.7%
Simple Agreements for Future Equity in Portfolio Companies	33.2%
Warrants	0.4%
Short-Term Investments	13.6%
Other assets in excess of liabilities	0.4%
TOTAL	100.0%

Sweater Cashmere Fund

SCHEDULE OF INVESTMENTS

March 31, 2024

	Principal/Shares	Fair Value
Convertible Debt in Portfolio Companies — 5.3%
Financial Technology — 1.8%
Trellis Technologies, Inc., 8.00%, due 11/30/24[1,2]	250,000	$250,000

Healthcare — 3.5%
Cabinet Health P.B.C., 4.55%, due 2/3/25[1,2]	500,000	500,000
Total Convertible Debt in Portfolio Companies (Cost $750,000)		750,000

Equity Investments in Portfolio Companies — 43.4%
Consumer Goods and Retail — 12.1%
Drupely, Inc. dba Graza Series A-3 Preferred Stock[1,2,3]	210,999	597,788
IQ Bar, Inc. Series B Preferred Stock[1,2,3]	41,553	313,442
Lukla, Inc. dba OROS Series B Preferred Stock[1,2,3]	412,819	500,000
Nomadica Series Seed-6 Preferred Stock[1,2,3]	462,107	314,847
Total Consumer Goods and Retail		1,726,077

Consumer Technology — 8.9%
After Services, Inc. Series Seed-7 Preferred Stock[1,2,3]	24,068	384,934
After Services, Inc. Series Seed-8 Preferred Stock[1,2,3]	21,445	342,983
GO, Inc. Series Seed-1 Preferred Stock[1,2,3]	400,160	287,891
The Dyrt, Inc. Series C Preferred Stock[1,2,3]	608,726	250,000
Total Consumer Technology		1,265,808

Education Technology — 2.3%
EdInvent, Inc. dba Accredible Series B Preferred Stock[1,2,3]	79,956	325,056

Human Resource Technology — 12.2%
IsoTalent, Inc. Series Seed-1 Preferred Stock[1,2,3]	764,292	1,732,474
Obra, Inc. Common Stock[1,2,3]	764,292	76
Total Human Resource Technology		1,732,550

Property Technology — 7.9%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock[1,2,3]	208,995	254,999
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock[1,2,3]	2,012,882	311,111
Havenly, Inc. Series C-1 Preferred Stock[1,2,3]	63,848	263,330
True Footage Inc. Series A Prime Preferred Stock[1,2,3]	38,836	285,002
Total Property Technology		1,114,442

Total Equity Investments in Portfolio Companies (Cost $4,750,073)		6,163,933

Portfolio Funds — 3.7%
Private Investment Companies — 3.7%
Curate Capital Fund I, LP1,3,4		161,760
Ganas Ventures I, a series of Ganas Ventures, LP1,3,4,5		174,735
Impressionism Capital Fund I, LP1,3,4		51,583
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A1,3,4,5		148,746
Total Portfolio Funds (Cost $582,500)		536,824

See accompanying Notes to Financial Statements

Sweater Cashmere Fund

SCHEDULE OF INVESTMENTS — (CONTINUED)

March 31, 2024

	Principal/Shares	Fair Value
Simple Agreements for Future Equity in Portfolio Companies — 33.2%
Consumer Goods and Retail — 7.3%
FEAT Socks, Inc.[1,2,3]		$225,000
Frances Valentine, LLC[1,2,3]		550,000
Hikerkind, Inc.[1,2,3]		250,000
Total Consumer Goods and Retail		1,025,000

Consumer Technology — 4.8%
Hearth Display, Inc.[1,2,3]		275,000
SweatPals, Inc.[1,2,3]		125,000
The Last Gameboard, Inc.[1,2,3]		279,762
Total Consumer Technology		679,762

Financial Technology — 7.3%
EarlyBird Central, Inc.[1,2,3]		420,000
Line Financial, P.B.C.[1,2,3]		500,000
Nada Holdings, Inc.[1,2,3]		110,000
Total Financial Technology		1,030,000

Healthcare — 3.8%
Lazzaro Medical, Inc.[1,2,3]		275,000
Pear Suite, Inc.[1,2,3]		275,000
Total Healthcare		550,000

Health Technology — 8.2%
Grapefruit Health, Inc.[1,2,3]		125,000
Parallel Health, Inc.[1,2,3]		262,500
Time Therapeutics, Inc. (Hone Health)[1,2,3]		250,000
Wyndly Health, Inc.[1,2,3]		525,000
Total Health Technology		1,162,500

Logistics Technology — 1.8%
Shappi, Inc.[1,2,3]		262,500
Total Simple Agreements for Future Equity in Portfolio Companies (Cost $4,516,440)		4,709,762

Warrants — 0.4%
Financial Technology — 0.0%
Trellis Technologies, Inc., exercise price $0, expiration date 5/31/29[1,2,3]	25,000	—

Property Technology — 0.4%
Havenly, Inc., exercise price $2.1206, expiration date 2/17/28[1,2,3]	31,924	63,967
Total Warrants (Cost $0)		63,967

See accompanying Notes to Financial Statements

Sweater Cashmere Fund

SCHEDULE OF INVESTMENTS — (CONTINUED)

March 31, 2024

	Principal/Shares	Fair Value
Short-Term Investments — 13.6%
Goldman Sachs Financial Square Government Fund – Institutional Class, 5.21%[6]	1,935,605	$1,935,605
Total Short-Term Investments (Cost $1,935,605)		1,935,605

Total Investments (Cost $12,534,618) — 99.6%		14,160,091
Other assets in excess of liabilities — 0.4%		66,372
Net Assets — 100%		$14,226,463

____________

P.B.C. — Public Benefit Corporation

dba — doing business as

LP — Limited Partnership

SLP — Special Limited Partnership

1        Restricted security. (See Note 7)

2        Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

3        Non-Income Producing

4        Investment valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

5        Affiliated investment for which ownership exceeds 5% of the investment’s capital. (See Note 6)

6        Rate disclosed represents the seven day yield as of period end.

See accompanying Notes to Financial Statements

Sweater Cashmere Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2024

Assets:
Unaffiliated investments, at fair value (cost $10,261,513)	$11,901,005
Affiliated investments, at fair value (cost $337,500)	323,481
Short-term investments, at fair value (cost $1,935,605)	1,935,605
Receivable for fund shares sold	48,520
Interest income receivable	51,472
Due from Adviser, net (Note 3)	183,671
Prepaid expenses	44,502
Total assets	14,488,256

Liabilities:
Payable for audit and tax fees	120,000
Payable for accrued other expenses	36,392
Payable for legal fees	34,656
Payable for transfer agent fees	23,580
Payable for chief compliance & financial officer fees	20,000
Payable for fund accounting and administration fees	19,528
Payable for custody fees	4,696
Payable for marketing fees	2,941
Total liabilities	261,793
Commitments and contingencies (Note 8)

Net Assets	$14,226,463

Components of Net Assets:
Paid-in capital (unlimited number of shares authorized)	$13,001,935
Total distributable earnings	1,224,528
Net Assets	$14,226,463

Shares of beneficial interest issued and outstanding	645,713
Net asset value per share	$22.03

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2024

Investment income:
Interest income from unaffiliated investments	$192,886
Total investment income	192,886

Expenses:
Investment management fees (Note 3)	330,672
Marketing fees	231,450
Insurance fees	177,118
Legal fees	155,844
Transfer agent fees	143,360
Chief compliance & financial officer fees	122,500
Audit and tax fees	121,070
Fund accounting and administration fees	115,131
Transaction fees	76,713
Trustee fees	75,000
Miscellaneous fees	74,607
Shareholder reporting fees	52,796
Registration fees	28,413
Custody fees	18,614
Offering costs	8,524
Total expenses	1,731,812
Contractual waiver of fees and reimbursement of expenses (Note 3)	(950,506)
Voluntary reimbursement of expenses (Note 3)	(119,843)
Net expenses	661,463
Net investment loss	(468,577)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	1,415,823
Net change in unrealized appreciation (depreciation) on affiliated investments	(1,950)
Net change in unrealized appreciation (depreciation) on investments	1,413,873
Net increase in net assets from operations	$945,296

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Period Ending March 31, 2023[1]
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(468,577)	$120,064
Net change in unrealized appreciation (depreciation) on investments	1,413,873	211,600
Net increase in net assets resulting from operations	945,296	331,664

Distributions to shareholders
From net investment income	(24,201)	(29,155)

Capital Transactions:
Net proceeds from shares sold	2,825,006	11,824,655
Reinvestment of distributions	24,195	29,155
Cost of shares redeemed	(1,390,375)[2]	(409,777)[3]
Net increase in net assets from capital transactions	1,458,826	11,444,033
Total increase in net assets	2,379,921	11,746,542

Net Assets:
Beginning of period	11,846,542	100,000 [4]
End of period	$14,226,463	$11,846,542

Capital Share Transactions:
Shares sold	135,046	594,546
Shares reinvested	1,143	1,450
Shares redeemed	(66,042)	(20,430)
Net increase in capital shares outstanding	70,147	575,566

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to March 31, 2023. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

2        Net of redemption fees received of $5,985.

3        Net of redemption fees received of $6,584.

4        The investment adviser made the initial share purchase of $100,000 on February 7, 2022. The total initial share purchase of $100,000 included 5,000 shares which were purchased at $20.00 per share.

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2024

Cash flows provided by operating activities:
Net increase in net assets from operations	$945,296
Purchases of investments	(2,854,017)
Net change in unrealized (appreciation) depreciation on investments	(1,413,873)
Change in short-term investments, net	2,222,406

(Increase)/Decrease in assets:
Due from Adviser	(211,989)
Interest income receivable	(32,984)
Prepaid expenses	(6,258)
Deferred offering costs	8,524

Increase/(Decrease) in liabilities:
Marketing fees	(90,406)
Audit and tax fees	(10,000)
Transfer agent fees and expenses	(1,596)
Custody fees	(233)
Fund administration fees	555
Chief compliance & financial officer fees	20,000
Other accrued expenses	21,227
Legal fees	11,667
Net cash used in operating activities	(1,391,681)

Cash flows provided by financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	2,782,062
Cost of shares repurchased, net of redemption fees	(1,390,375)
Distributions paid to shareholders, net of reinvestments	(6)
Net cash provided by financing activities	1,391,681

Net Change in Cash	—

Cash, Beginning of year	—
Cash, End of year	—

Non-cash financing activities not included herein consist of $24,195 of reinvested dividends.

See accompanying Notes to Financial Statements.

Sweater Cashmere Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Period Ending March 31, 2023[1]
Net asset value, beginning of period	$20.58	$20.00
Income from Investment Operations:
Net investment income (loss)[2]	(0.74)	0.29
Net realized and unrealized gain (loss)	2.22	0.32
Total from investment operations	1.48	0.61
Less Distributions:
From net investment income	(0.04)	(0.05)
Total distributions	(0.04)	(0.05)
Redemption Fees[2]:	0.01	0.02
Net asset value, end of period	$22.03	$20.58
Total return[3,4]	7.23%	3.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,226	$11,847

Ratio of expenses to average net assets:
Gross[5]	13.10%	30.02%[6]
Net[5,7]	5.00%	0%[6]
Ratio of net investment income (loss) to average net assets:
Net[5,7]	(3.54)%	1.47%[6]

Portfolio turnover rate[4]	0%	0%

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to March 31, 2023. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation, and planned registration.

2        Based on average shares outstanding for the period.

3        Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. Returns shown do not include payment of an early repurchase fee for shares redeemed within 545 days of purchase. The return would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

4        Not annualized for periods less than 12 months.

5        The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2024, the Fund’s underlying investment companies included a range of management fees from 0.68% to 6.37% (unaudited) and performance fees from 0.00% to 20.00% (unaudited).

6        Annualized, with the exception of non-recurring organizational costs.

7        Represents the ratios of expenses and net investment income (loss) inclusive of fee waivers and/or expenses reimbursements (Note 3).

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

1. Organization

Sweater Cashmere Fund (the “Fund”) was organized on June 17, 2021, as a statutory trust under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has an inception date of April 13, 2022 and commenced operations on the following business day.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that provides investors with exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in the Portfolio Companies both directly from the issuer, including through co-investing with venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

Sweater Industries, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant accounting policies

The price of the Fund’s shares of beneficial interest (“Shares”) is based on its net asset value (“NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 3).

All cash, receivables and current payables are carried on the Fund’s books at their net realizable value.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar-for-dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

2. Significant accounting policies (cont.)

Federal Income Taxes — The Fund has elected and intends to continue to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains on a timely basis and meets the other quarterly compliance requirements.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, the Fund made the following permanent tax adjustment on the Statement of Assets and Liabilities:

	Increases/(Decrease)
	Capital	Total Distributable Earnings (Loss)
Sweater Cashmere Fund	(924)	924

Distributions to shareholders — Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from a Portfolio Fund, the Fund will make cash distributions of the net profits, if any, to shareholders once each fiscal year at such time as the Board determines in its sole discretion (or more often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

Investment Valuation

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB’s ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the Adviser’s day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Shares of mutual funds, including money-market funds, are fair valued at their reported NAV.

A substantial portion of the Fund’s assets consist of securities of Equity Investments in Portfolio Companies, which may be made through Simple Agreements for Future Equity and Convertible Debt, and Portfolio Funds for which there are no readily available market quotations. New purchases of Equity Investments in Portfolio Companies and Portfolio Funds may be valued at acquisition cost initially.

The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

2. Significant accounting policies (cont.)

the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

In valuing Portfolio Fund investments held in the Fund, the Adviser will rely primarily on unaudited valuation statements received from such funds on a quarterly basis, and (when available) audited values received on an annual basis. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is a quarter in arrears than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; changes in the valuation of relevant indices; and such other factors that the Adviser deems appropriate, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors). Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser’s ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period — if provided by the Portfolio Fund — for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward.

When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

2. Significant accounting policies (cont.)

The three-level hierarchy for fair value measurement is defined as follows:

•        Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•        Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•        Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Investments in private investment companies that are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value, are excluded from the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of March 31, 2024:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Convertible Debt in Portfolio Companies*	$—	$—	$—	$750,000	$750,000
Equity Investments in Portfolio Companies*	—	—	—	6,163,933	6,163,933
Portfolio Funds*	536,824	—	—	—	536,824
Simple Agreements for Future Equity in Portfolio Companies*	—	—	—	4,709,762	4,709,762
Warrants*	—	—	—	63,967	63,967
Short-Term Investments	—	1,935,605	—	—	1,935,605
Total	$536,824	$1,935,605	$—	$11,687,662	$14,160,091

____________

*        All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

2. Significant accounting policies (cont.)

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of March 31, 2024:

	Beginning Balance as of April 1, 2023	Transfers into/out of Level 3 during the period	Purchases or Conversions		Sales or Conversions		Net Realized Gain (Loss)	Distributions	Change in net unrealized appreciation (depreciation)	Ending Balance as of March 31, 2024
Convertible Debt in Portfolio Companies	$500,000	$—	$250,000		$—		$—	$—	$—	$750,000
Equity Investments in Portfolio Companies	2,934,744	—	2,005,076	(1)	—		—	—	1,224,113	6,163,933
Simple Agreements for Future Equity in Portfolio Companies	4,098,000	—	1,466,440		(1,005,000	)(1)	—	—	150,322	4,709,762
Warrants	—	—	—		—		—	—	63,967	63,967
	$7,532,744	$—	$3,721,516		$(1,005,000)		$—	$—	$1,438,402	$11,687,662

____________

(1)      Amounts include $1,005,000 in simple agreements for future equity in portfolio companies converted to $1,005,000 in equity investments in portfolio companies.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2024:

	Fair Value as of March 31, 2024	Valuation Technique	Unobservable Inputs	Range of Inputs/ Discount Rate/ Price (weighted average)(1)
Equity Investments in Portfolio Companies	$5,128,855	Market Approach	Calibration	(88.07)% – 148.10%/1.1X -3.36X revenue/AVG 16.34%/AVG 2.36X
Simple Agreements for Future Equity in Portfolio Companies	3,459,762	Market Approach	Calibration	(54.43)% – 113.82%/AVG 5.29%
Warrants	63,967	Market Approach	Calibration	(5.94%) – 145.96%/AVG 31.67%
Total Level 3 Investments(2)	$8,652,584

____________

(1)      To the extent the unobservables inputs increase or decrease there is a corresponding increase or decrease in fair value.

(2)      Certain Level 3 investments of the Fund, totaling fair value assets of $3,035,078 have been recorded at fair value using unadjusted third-party inputs (for example, recent transaction price). As such, these investments have been excluded from the preceding table.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Portfolio Funds*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Curate Capital Fund I, LP	Early Stage Technology	$161,760	$—	None	Not Applicable	Not Applicable
Ganas Ventures I, a series of Ganas Ventures, LP	Early Stage Technology	174,735	62,500	None	Not Applicable	Not Applicable
Impressionism Capital Fund I, L.P.	Early Stage Technology	51,583	175,000	None	Not Applicable	Not Applicable
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	Early Stage Technology	148,746	—	None	Not Applicable	Not Applicable

____________

*        Refer to the Schedule of Investment for industry classifications of individual securities.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

3. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 2.50% of the Fund’s average daily net assets. For the year ended March 31, 2024, the Fund accrued $330,672 in investment management fees.

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect through August 15, 2025.

The Fund has agreed to repay the Adviser for any management fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. As of March 31, 2024 the Adviser may seek recoupment for previously waived expenses subject to the Expense Limitation Agreement noted above, the following amounts are subject to recoupment by the Adviser by the following dates:

Period of Expiration
March 31, 2025	$209,030
March 31, 2026	$1,974,626
March 31, 2027	$950,506

For the year ended March 31, 2024, the Adviser waived and/or reimbursed expenses totaling $950,506 that are subject to recoupment. During that same period, the Adviser also voluntarily reimbursed $119,843 of Fund expenses which are not subject to recoupment.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $25,000. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund. Trustees that are interested persons are not compensated by the Fund.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

Employees of Gryphon Fund Group (“Gryphon”) serve as officers of the Fund. Gryphon receives a monthly fee for the services provided to the Fund. The Fund also reimburses Gryphon for certain out-of-pocket expenses incurred on the Fund’s behalf.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, n.a. serves as the Fund’s Custodian.

4. Capital share transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each semiannual repurchase offer will be for 5.00% of the Fund’s Shares at NAV. An early repurchase fee will be applied for Shares held less than 545 days. For Shares held for 185 days or less, a 2.00% fee will be applied. For Shares held between 186 and 365 days, a 1.5% fee will be applied. For Shares held between 366 days and 545 days, a 0.50% fee will be applied. Early repurchase fees will be based on the value of the Shares redeemed.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

4. Capital share transactions (cont.)

During the year ended March 31, 2024, the Fund completed two repurchase offers. The result of these repurchase offers are as follows:

	Required Repurchase Offers
Commencement Date	July 31, 2023	January 29, 2024
Repurchase Request Deadline	August 31, 2023	February 29, 2024
Repurchase Pricing Date	August 31, 2023	February 29, 2024

Repurchase Pricing Date Net Asset Value	$21.27	$21.02
Shares Repurchased	32,269	33,773
Value of Shares Repurchased (Before Redemption Fees)	$686,459	$709,901
Percentage of Shares Repurchased	5.00%*	5.00%

____________

*        The Fund’s tenders exceeded 5.00%, but less than 5.01%, and repurchases were made on a pro-rata basis

5. Investment transactions

Purchases and sales of investments, other than short-term securities, for the year ended March 31, 2024, were $2,854,017 and $0, respectively.

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non-Controlled Affiliate	Beginning balance April 1, 2023	Purchases or Conversions	Sales or Conversions	Change in Securities Meeting the Definition of an Affiliated Investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Return of Capital Adjustments	Ending Value March 31, 2024	Investment Income
Curate Capital Fund I, LP(1)	$158,404	$—	$—	$(170,000)	$11,596	$—	$—	$—	$—
Ganas Ventures I, a series of Ganas Ventures, LP(2)	—	—	—	187,500	(12,765)	—	—	174,735	—
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	149,527	—	—	—	(781)	—		148,746	—
	$307,931	$—	$—	$17,500	$(1,950)	$—	$—	$323,481	$—

____________

(1)      Non-controlling affiliated security as of March 31, 2023, but no longer meeting the definition to be considered a non-controlling affiliated investment. The inclusion in the table above it provide the net change of non-controlling affiliated securities as a whole. The security is held in the portfolio, see the Schedule of Investments for the current value.

(2)      Security was held in the portfolio as of March 31, 2023 but did not meet the definition of a non-controlling affiliated investment.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

7. Restricted securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investments objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

Additional information on each restricted investment held by the Fund on March 31, 2024 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
After Services, Inc. Series Seed-7 Preferred Stock	6/6/2022	$250,000	$384,934	2.7%
After Services, Inc. Series Seed-8 Preferred Stock	6/6/2022	250,000	342,983	2.4%
Cabinet Health P.B.C. Convertible Debt	2/14/2023	500,000	500,000	3.5%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock	5/8/2023	250,000	254,999	1.8%
Curate Capital Fund I, LP	7/1/2022	170,000	161,760	1.1%
Drupely, Inc. dba Graza Series A-3 Preferred Stock	6/17/2022	200,000	597,788	4.2%
EarlyBird Central, Inc.	6/3/2022	400,000	420,000	3.0%
EdInvent, Inc. dba Accredible Series B Preferred Stock	7/29/2022	250,000	325,056	2.3%
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock	11/8/2022	300,000	311,111	2.2%
FEAT Socks, Inc.	6/15/2022	250,000	225,000	1.6%
Frances Valentine, LLC	11/18/2022	500,000	550,000	3.9%
Ganas Ventures I, a series of Ganas Ventures, LP	7/1/2022	187,500	174,735	1.2%
GO, Inc. Series Seed-1 Preferred Stock	11/18/2022	500,000	287,891	2.0%
Grapefruit Health, Inc.	5/2/2023	125,000	125,000	0.9%
Havenly, Inc. Warrants	2/10/2023	—	63,967	0.4%
Havenly, Inc., Series C-1 Preferred Stock	2/10/2023	249,997	263,330	1.9%
Hearth Display, Inc.	1/6/2023	250,000	275,000	1.9%
Hikerkind, Inc.	8/10/2023	250,000	250,000	1.8%
Impressionism Capital Fund I, L.P.	4/20/2023	75,000	51,583	0.4%
IQ Bar, Inc. Series B Preferred Stock	8/12/2022	250,000	313,442	2.2%
IsoTalent, Inc. - Series Seed-1 Preferred Stock	7/8/2022	1,000,000	1,732,474	12.2%
Lazzaro Medical, Inc.	7/1/2022	250,000	275,000	1.9%
Line Financial, P.B.C	8/17/2023	500,000	500,000	3.5%
Lukla, Inc. dba OROS Series B Preferred Stock	12/14/2023	500,000	500,000	3.5%
Nada Holdings, Inc.	6/17/2022	100,000	110,000	0.8%
Nomadica Series Seed-6 Preferred Stock	7/1/2022	250,000	314,847	2.2%
Obra, Inc., Common Stock	7/8/2022	76	76	0.0%
Parallel Health, Inc.	6/28/2022	250,000	262,500	1.8%
Pear Suite, Inc.	11/14/2022	250,000	275,000	1.9%

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

7. Restricted securities (cont.)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Shappi, Inc.	9/16/2022	250,000	262,500	1.8%
Stonks Y Combinator Summer 2022 Access Fund	9/16/2022	150,000	148,746	1.0%
SweatPals, Inc.	5/3/2023	125,000	125,000	0.9%
The Dyrt, Inc. Series C Preferred Stock	12/11/2023	250,000	250,000	1.8%
The Last Game Board, Inc.	12/9/2022	266,440	279,762	2.0%
Time Therapeutics Inc. (Hone Health)	5/25/2023	250,000	250,000	1.8%
Trellis Technologies, Inc. Convertible Debt	6/1/2023	250,000	250,000	1.8%
Trellis Technologies, Inc. Warrants	6/1/2023	—	—	0.0%
True Footage Inc. - Series A Prime Preferred Stock	7/29/2022	250,000	285,002	2.0%
Wyndly Health, Inc.	9/13/2022	500,000	525,000	3.7%
		$10,599,013	$12,224,486	86.0%

8. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. As of March 31, 2024, the Fund has unfunded commitments in the amount of $62,500 and $175,000 for Ganas Ventures I, a series of Ganas Ventures, LP and Impressionism Capital Fund I, L.P. respectively. As of March 31, 2024, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

9. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Federal tax information

The Fund has elected and intends to continue to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

10. Federal tax information (cont.)

The Fund has selected a tax year end of September 30. At March 31, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,482,730

Gross unrealized appreciation	$1,960,146
Gross unrealized depreciation	(282,785)
Net unrealized appreciation on investments	$1,677,361

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(75,482)
Unrealized appreciation on investments	735,476
Unrealized deferred compensation	—
Total accumulated earnings (deficit)	659,994

The tax character of the distributions paid during the tax years ended September 30, 2023 and September 30, 2022 were as follows:

Distributions paid from:	9/30/2023	9/30/2022
Ordinary Income	29,155	—
Net long term capital gains	—	—
Return of capital	—	—
Total distributions paid	29,155	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

11. Risk factors

An investment in the Fund involves a high degree of risk and may be considered speculative. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

•        The Fund’s inception date was April 13, 2022 and it has a very limited operating history. The Adviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

Sweater Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

11. Risk factors (cont.)

•        The Adviser is newly formed and has no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

•        There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund began making semiannual offers to repurchase its Shares beginning in February 2023 (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

•        While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

•        Private companies in which the Fund invests are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting.

•        The Fund’s investments in Portfolio Companies may be heavily negotiated and may incur significant transactions costs for the Fund.

•        A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

12. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no additional subsequent events that require disclosure or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Sweater Cashmere Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sweater Cashmere Fund (the “Fund”), including the schedule of investments, as of March 31, 2024, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Sweater Cashmere Fund as of March 31, 2024, the results of its operations, the changes in its net assets, cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets and financial highlights for the period from April 14, 2022 (commencement of operations) to March 31, 2023 have been audited by other auditors, whose report dated May 30, 2023 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, private companies and underlying fund advisors. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2024

Sweater Cashmere Fund
Trustees And Officers
March 31, 2024 (Unaudited)

Name, Year of Birth[1]	Position(s) held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director
Independent Trustees:
Jonathan Stanley Bellish (Born 1986)	Trustee and Chair of the Board of Trustees since 2022	Executive Director of One Earth Future Foundation, a provider of growth capital and technical assistance to small and medium enterprises in Africa. Previously served as Vice President, Strategy (from 2018 – 2021) and as Director, Future Labs (2017 – 2018) of One Earth Future Foundation.	1	None
William Benjamin Hadley (Born 1970)	Trustee since 2022	General Manager of Auctane, Inc., a logistics software company, (from 2021 – 2023). Owner of Hadley Corporate Development, Inc., an M&A and business development consultancy, (since 2008). From 2014 to 2020, Senior Vice President Business Development of Cooley LLP, a law firm.	1	None
Interested Trustee:
Jesse K Randall[3] (Born 1983)	Trustee, President and Principal Executive Officer since 2022	Co-Founder and Chief Executive Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, and Co-Founder and Chief Executive Officer of the Adviser. Owner and Chief Executive Officer of Deviant Strategy LLC, a consulting firm serving startup companies. From 2016 to 2019, Chief Executive Officer of Drip LLC, a marketing firm.	1	None

____________

1        Each Trustee serves for an indefinite term, until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office.

2        The “Fund Complex” consists of the Fund only.

3        Mr. Randall is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the Investment Company Act) based on his positions with the Adviser and its parent company, Sweater Inc., and because he is an owner of Sweater Inc.

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling us toll-free at 1-888-577-7987 or by emailing us at support@sweaterventures.com.

Sweater Cashmere Fund
Trustees And Officers
March 31, 2024 (Unaudited)

Name, Year of Birth[1]	Position(s) held with the Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director
Additonal Officers of the Fund:
Gordon Jones (Born 1988)	Treasurer and Principal Financial Officer since 2024

Member of Gryphon Fund Group, LLC (2021 – Present); Treasurer of IDX Funds (2021 – Present); Director of Fund Administration and Tax, Winbridge Partners, LLC (2020 – 2021); Senior Tax Manager, Cohen & Company, Ltd (2010 – 2020).

			N/A	N/A
Emma Clark (Born 1989)	Secretary since 2023

Chief Operating Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, since 2021. Previously, Product Manager (2015 – 2016), Senior Product Manager (2016 – 2018), Manager, Strategy and Business Intelligence (2018 – 2019), Chief of Staff (2019 – 2020), and Head of Business Operations & Analytics (2020 – 2021) at Recurly, a subscription management and billing platform.

			N/A	N/A
Jonathan Wowak (Born 1976)	Chief Compliance Officer since 2024

Director of Compliance Services of Gryphon Compliance Services, LLC (December 2023 to present); Managing Director, ACA Global (May 2022 to December 2023); Chief Financial and Operating Officer of Cipperman Compliance Services, LLC (April 2016 to May 2022).

			N/A	N/A

Board Leadership and Structure

The Board is currently comprised of three Trustees, two of whom are Independent Trustees, which means they are not interested persons of the Fund or of the Fund’s Adviser. The Board meets periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with the Fund’s activities. An Independent Trustee currently serves as Chair of the Board.

Sweater Cashmere Fund
Additional Information
March 31, 2024 (Unaudited)

Proxy Voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-888-577-7987 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-888-577-7987.

Dividend Reinvestment — The Fund operates under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund. Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at Sweater Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175.

Corporate Dividends Received Deduction — For the tax year ended September 30, 2023, the Sweater Cashmere Fund had 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the tax year ended September 30, 2023, the Sweater Cashmere Fund had 0.00% of dividends paid from net investment income, designated as qualified dividend income.

Change in the Independent Registered Public Accounting Firm — On November 3, 2023, RSM US LLP, or RSM, informed Fund management of its decision to resign as the Fund’s independent registered public accounting firm. At its in-person meeting held February 9, 2024, the Fund’s Board, including all of the Trustees who are not interested persons of the Fund or its Adviser, unanimously approved Tait, Weller & Baker, LLP to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending March 31, 2024. RSM’s audit report on the Fund’s financial statements for the period from April 14, 2022 (commencement of operations) through March 31, 2023 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, with respect to these financial statements audited by RSM: (i) there were no disagreements between the Fund or its management and RSM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in its report on the Fund’s financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Change in the Fund’s Board — Independent Trustee Meredith EW Parfet resigned as Trustee of the Fund effective March 31, 2024. Ms. Parfet previously served as chair of the Fund’s Audit Committee and was the Fund’s audit committee financial expert. Because of Ms. Parfet’s resignation, the Fund does not currently have an audit committee financial expert. The Audit Committee is currently evaluating whether one of the Committee’s current members meets the requirements to be and should be named the audit committee financial expert.

Approval of Investment Management Agreement — The Sweater Cashmere Fund (the “Fund”) is overseen by a Board of Trustees (the “Board,” the members of which are referred to as the “Trustees”) consisting of four Trustees, three of whom are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”). The Board met in-person on February 9, 2024 (the “Meeting”) to consider the renewal of the investment management agreement (the “Agreement”) between the Fund and Sweater Industries LLC (the “Adviser”).

Sweater Cashmere Fund
Additional Information
March 31, 2024 (Unaudited)

In connection with this, the Board reviewed and discussed at its Meeting materials relating to its consideration of the Agreement. The Board also considered all factors it believed relevant with respect to the Fund, including: (a) the nature, extent, and quality of services provided by the Adviser to the Fund; (b) the extent to which the Adviser may realize economies of scale with respect to its management of the Fund; (c) costs of the services provided and profits realized by the Adviser’s under the Agreement; (d) the management fee to be paid to the Adviser under the Agreement; and (e) any fall-out benefits to the Adviser with respect to its management of the Fund.

The Trustees were advised regarding their fiduciary duties pertaining to renewal of investment advisory contracts and the factors they should consider in evaluating advisory agreements. The Independent Trustees, through the Fund legal counsel, provided a request to the Adviser and received materials from the Adviser in response to such request. The information provided in response to their requests was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Fund, including Fund performance, expense ratios, portfolio composition and regulatory compliance.

In considering whether to approve the Agreement and reviewing the related materials, the Board met with relevant personnel of the Adviser and reviewed with them materials prepared by the Adviser and materials provided by legal counsel to the Fund. The Board also met with legal counsel to the Fund and with the Fund’s Chief Compliance Officer and Treasurer. The Trustees also met with the Fund’s Chief Compliance Officer and Fund legal counsel and Independent Trustees counsel in executive session, outside the presence of the Adviser’s personnel and the non-Independent Trustee, in connection with their consideration of the Agreement. The Independent Trustees, through their legal counsel, also provided follow-up questions to the Adviser which were addressed by the Adviser.

The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees examined the Adviser’s ability to provide investment management services to the Fund. The Trustees considered the qualifications and experience of the Adviser’s personnel who are primarily responsible for managing the Fund, as well as the qualifications and experience of certain other key individuals at the Adviser who provide services to the Fund. The Trustees also considered the Adviser’s investment philosophy and the Adviser’s representations regarding its research and decision-making processes, its ability to attract and retain capable personnel, the capability of the Adviser’s senior management and staff, and the level of skill required to manage the Fund. The Trustees spent considerable time reviewing the staffing levels at the Adviser.

The Trustees considered that the Adviser’s services include providing a continuous investment program to the Fund, adhering to the Fund’s investment restrictions, complying with regulatory obligations, performing due diligence on potential portfolio companies and private funds, negotiating to invest in proposed portfolio companies and private funds, and assisting the Fund in its marketing efforts.

The Board also considered other non-advisory services provided by the Adviser to the Fund, such as the services of Adviser employees as Fund officers and other personnel provided that are necessary for Fund operations. It also considered the significant technology investment made by the Adviser with respect to the Fund’s shareholder interface. The Board noted that the Adviser also organizes Board meetings and the preparation of Board meeting materials, and those Adviser employees serving as Fund officers oversee and manage the other Fund service providers.

Based on its review, the Board concluded that the nature, extent and quality of services provided to the Fund under the Agreement was satisfactory.

Sweater Cashmere Fund
Additional Information
March 31, 2024 (Unaudited)

Investment Performance of the Fund

The Board noted that it reviews data on the short-term and longer-term total returns of the Fund in connection with each quarterly Board meeting. The Trustees reviewed information regarding the performance of the Fund and the performance of certain peer group funds. Based on the information provided, the Fund underperformed the S&P® 600, the Fund’s primary benchmark, over the calendar year 2023 and, with respect to certain peer funds, underperformed four of the six funds in its peer group. The Trustees also observed that the Fund had outperformed the S&P® 600 since the Fund’s inception in April 2022, and had outperformed one of the two peer group funds that have performance back to the Fund’s inception date. The Trustees determined, given the Fund’s included in the peer group and the Fund’s investment strategy, that the peer group performance information was not particularly meaningful in evaluating the level or quality of services provided by the Adviser. The Trustees noted that the Fund was only recently launched and that its performance was in-line with the Adviser’s expectation.

The Trustees considered conditions that might affect the Adviser’s ability to provide its services to the Fund under the Agreement. The Board considered that the Adviser had been consistent in its approach to managing the Fund.

The Board concluded that the Adviser’s services in managing the Fund’s portfolio was satisfactory.

Fees, Expenses and Profitability

The Trustees next considered the management fees paid by the Fund under the Agreement. The Trustees reviewed information concerning the Fund’s management fee in comparison to the management fees of six peer group funds. The Trustees noted that the Fund’s contractual management fee (before any waivers or expense reimbursements) of 2.50% was higher than the contractual management fees charged by all but one of the six peer group funds. The Trustees considered, however, that two of the peer group funds with management fees lower than the Fund also pay an additional incentive fee (which the Fund does not) that varies based on fund performance, which is in addition to the management fee. The Trustees discussed with the Adviser the Fund’s management fee and comparisons to the fees and expenses paid by competing funds, including those typically charged by advisers to private venture capital funds. The Trustees also considered that the Adviser has agreed to reduce its management fee and/or reimburse Fund expenses to the extent that the Fund’s total annual operating expenses (excluding certain expenses) would exceed 5.90% through August 15, 2025, subject to a three-year reimbursement of the Adviser if future Fund expenses should drop below this rate. The Trustees noted that, after netting out expenses that the Adviser is paying on the Fund’s behalf pursuant to this expense cap agreement, the Adviser is not earning any management fees with respect to its management of the Fund.

Because the Fund is the Adviser’s only advisory client, there was no information for the Board to consider regarding the services the Adviser provides or the fees the Adviser charges to other advisory clients.

The Trustees reviewed information about the profitability of the Agreement to the Adviser. The Trustees considered the Adviser’s representation that, because of the expense cap in place, the Adviser has thus far not collected any management fees from the Fund, and that the Adviser has reimbursed Fund expenses to keep the level of annual Fund expenses below the level of the expense cap. This included information provided by the Adviser on the costs of advising the Fund and representations made by the Adviser regarding its capitalization and funding. The Board spent considerable time on the financial condition of the Adviser obtaining assurances that the firm had sufficient capital to continue operations for the next fiscal year. The Trustees also considered that the Adviser has voluntarily paid certain Fund expenses beyond what is required of it under the expense cap agreement. The Trustees discussed the overall long-term viability of the Fund. The Adviser detailed how it was in the best interest of the Fund to continue operations and demonstrated how the Adviser was committed to the Fund’s long term success.

The Trustees considered and discussed with the Adviser the use of Fund assets for marketing the Fund, and considered the Adviser’s representations that none of these amounts are retained by the Adviser or its personnel.

The Trustees, including all of the Independent Trustees, concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of the Adviser’s services to the Fund, the fees paid by competitive funds, and the costs incurred by the Adviser in providing services to the Fund.

Sweater Cashmere Fund
Additional Information
March 31, 2024 (Unaudited)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized by the Adviser as Fund assets grow. The Trustees determined that it does not appear that the Adviser is realizing benefits from economies of scale to such an extent that the management fee should be reduced or that break points in the management fee should be implemented at this time. The Trustees noted that, because of the Fund’s small size and the Adviser’s contractual obligation to cap Fund expenses, the Adviser is not currently receiving any management fees from the Fund.

Fall-Out Benefits to the Adviser from its Relationship to the Funds

The Board considered information regarding any indirect benefits to the Adviser that could be identified from its relationship to the Fund. In particular, the Board considered the software platform created for the Fund which benefits both the Fund and the Adviser. The Trustees also considered representations from the Adviser that the Fund has not entered into any transactions that would generate “soft dollar” credits.

Conclusion

Based on its review, including its consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of the Agreement are fair and reasonable and that the renewal of the Fund’s Agreement is in the best interests of the Fund.

Sweater Cashmere Fund
Privacy Notice

This Privacy Notice of Sweater Cashmere Fund (the “Fund”) applies only to investors, or their legal representatives, who are individuals and to certain entities that are essentially “alter egos” of individuals (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles) that are investing in the Fund primarily for personal, family, or household purposes.

Our Commitment to Your Privacy:    We are sensitive to the privacy concerns of our investors. We have a policy of protecting the confidentiality and security of information we collect about you. We are providing you with this notice to help you better understand why and how we collect certain personal information, the care with which we treat that information, and how we use that information.

“Non-public personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

Sources of Non-Public Information:    We collect non-public personal information about you from the following sources:

•        Information we receive from you on applications or other forms, including information you submit through the Sweater mobile application (the “App”) in connection with opening and funding a Fund account. This information includes your name, address, social security number or tax identification number, email address, citizenship and residency information, bank account information, and other household information.

•        Information about your transactions with us, such as your Fund account balance and transaction history.

•        Information captured on the Fund’s website and through the App, including registration information and any information captured via “cookies.”

Disclosure of Information:    We do not disclose any non-public personal information about you to anyone, except as permitted or required by law or regulation and to our affiliates and service providers, including, but not limited to, the Fund’s investment adviser, administrator, transfer agent, vendors engaged to assist the Fund in fulfilling its anti-money laundering and know-your-customer policies and procedures with respect to current and potential Fund investors, and/or consultants. All such companies are contractually or legally obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We may also share your non-public personal information with other entities for the following purposes, including among others:

•        To respond to a subpoena or court order, judicial process or regulatory inquiry;

•        To report suspicious transactions to government agencies and law enforcement officials;

•        To protect against fraud; or

•        To provide products and services with the consent or direction of the customer.

Except as described above, and except for information we provide to non-affiliated third parties as otherwise required or permitted by law, we do not share non-public information about you with non-affiliated third parties.

Former Investors:    We maintain non-public personal information of our former Fund investors and apply the same policies that apply to current Fund investors.

Information Security:    We consider the protection of sensitive information to be a sound business practice, and to that end we employ physical, electronic and procedural safeguards to protect your non-public personal information in our possession or under our control.

Fund Information

Investment Adviser
Sweater Industries LLC
Boulder, Colorado

Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, Wisconsin

Custodian
UMB Bank, N.A
Kansas City, Missouri

Legal Counsel
Greenberg Traurig, LLP
Chicago, Illinois

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Philadelphia, PA

Trustees
Jonathan Stanley Bellish
William Benjamin Hadley
Jesse K Randall

Officers
President and Principal Executive Officer
Jesse K Randall

Principal Financial Officer and Treasurer
Gordon Jones

Chief Compliance Officer
Jonathan Wowak

Secretary
Emma Clark

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The code of ethics is included as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

3(a)(1) and 3(a)(2) Independent Trustee Meredith EW Parfet resigned as Trustee of the Registrant effective March 31, 2024. Ms. Parfet, prior to her resignation, served as chair of the Fund’s Audit Committee and was determined by the Board of Trustees of the Registrant to possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Because of Ms. Parfet’s resignation, the Registrant does not currently have an audit committee financial expert. The Registrant’s Board of Trustees is currently evaluating whether one or more of the Audit Committee’s current members meets the requirements to be the Registrant’s audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Tait, Weller, & Baker LLP during the fiscal year 2024 and professional services by RSM US LLP during the fiscal year 2023 were as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2024	$115,000
Fiscal year ended March 31, 2023	$119,070

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2024	$0
Fiscal year ended March 31, 2023	$5,250

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2024	$5,000
Fiscal year ended March 31, 2023	$12,600

(d) All Other Fees.

Fiscal year ended March 31, 2024	$0
Fiscal year ended March 31, 2023	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of March 31, 2024, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Jesse K Randall	Portfolio Manager	Since 2022	Co-Founder and Chief Executive Officer of Sweater Inc., a financial technology firm and parent company of the Adviser, and Co-Founder and Chief Executive Officer of the Adviser. Owner and Chief Executive Officer of Deviant Strategy LLC, a consulting firm serving startup companies. From 2016 to 2019, Chief Executive Officer of Drip LLC, a marketing firm.

Cara Morphew	Managing Partner	Since 2022	Managing Partner at Sweater Inc., a financial technology firm and parent company of the Adviser and Managing Partner of the Adviser. From 2019 to 2022, Investor at Selwyn Ventures and Chicago Ventures. Formerly, Co-founder of BeenThere Technologies, Growth at Uber and Strategy NetSuite.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2024:

Name of Portfolio Manager	Registered investment companies	Other pooled investment vehicles	Other accounts
Jesse K Randall	0	0	0
Cara Morphew	0	1	0

(a)(3) Compensation Structure of Portfolio Manager

The Portfolio Manager and Managing Partner receive fixed annual salaries. The portfolio manager is also a part-owner of Sweater Inc., which wholly-owns the Adviser, and thus benefits from any profits generated by the Adviser through their equity ownership in Sweater Inc.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Management Team in the Registrant as of March 31, 2024:

Name of Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Jesse K Randall	$10,001 - $50,000
Cara Morphew	None

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(c) Not applicable

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.
(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a) (3)	Not applicable.
(a) (4)	Change in the registrant’s independent public accountant is attached hereto.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sweater Cashmere Fund

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
June 7, 2024

/s/ Gordon Jones
By: Gordon Jones
Principal Financial Officer & Treasurer
June 7, 2024